Met Investors Series Trust Van Kampen Comstock Portfolio
Securities Purchases during an Underwriting involving
Morgan stanley. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			Van Kampen Comstock Portfolio


Security:			Schering-Plough Corp. CUSIP 806605101


Date Purchased:			08/09/07


Price Per Share:		27.50 USD


Shares Purchased
by the Portfolio *:		132,200


Total Principal Purchased
by the Portfolio *:		3,635,500 USD


% of Offering Purchased
by the Portfolio:		4.60%


Broker:				Goldman Sachs


Member:				Morgan Stanley


Met Investors Series Trust Goldman Sachs Mid-Cap Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs and Co. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			Goldman Sachs Mid-Cap Portfolio


Security:			Rockwood Holdings Inc. CUSIP 774415103


Date Purchased:			11/12/07


Price Per Share:		34 USD


Shares Purchased
by the Portfolio *:		41,240


Total Principal Purchased
by the Portfolio *:		1,402,160 USD


% of Offering Purchased
by the Portfolio:		0.4124%


Broker:				Credit Suisse First Boston Corporation


Member:				Goldman Sachs and Co.


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Waterford Gaming LLC CUSIP 941388AH3


Date Purchased:			09/24/07


Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		1,100,000


Total Principal Purchased
by the Portfolio *:		1,100,000 USD


% of Offering Purchased
by the Portfolio:		0.856%


Broker:				Deutsche Bank Securities Inc.


Member:				Merrill Lynch & Co.


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			BlackRock High Yield Portfolio


Security:			AES Corporation CUSIP 00130HBF1


Date Purchased:			10/09/07


Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		2,400,000


Total Principal Purchased
by the Portfolio *:		2,400,000 USD


% of Offering Purchased
by the Portfolio:		0.160%


Broker:				Deutsche Bank Securities Inc.


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			BlackRock High Yield Portfolio


Security:			AES Corp. CUSIP 00130HBJ3


Date Purchased:			10/09/07


Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		340,000


Total Principal Purchased
by the Portfolio *:		340,000 USD


% of Offering Purchased
by the Portfolio:		0.068%


Broker:				Deutsche Bank Securities, Inc.


Member:				Merrill Lynch



Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			BlackRock High Yield Portfolio


Security:			First Data Corp. CUSIP 319963AN4


Date Purchased:			10/16/07


Price Per Share:		94.796 USD


Shares Purchased
by the Portfolio *:		3,420,000


Total Principal Purchased
by the Portfolio *:		3,242,023.20 USD


% of Offering Purchased
by the Portfolio:		0.155%


Broker:				Citigroup Global Market, Inc.


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Windstream Regatta Holdings, Inc. CUSIP 97381UAA6


Date Purchased:			11/14/07


Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		700,000


Total Principal Purchased
by the Portfolio *:		700,000 USD


% of Offering Purchased
by the Portfolio:		0.173%


Broker:				J.P. Morgan Securities, Inc.


Member:				Merrill Lynch


Met Investors Series Trust Neuberger Berman REal Estate Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			Neuberger Berman Real Estate Portfolio


Security:			Great Lakes Dredge & Dock Corp. CUSIP 390607109


Date Purchased:			08/01/07


Price Per Share:		7.50 USD


Shares Purchased
by the Portfolio *:		654,900


Total Principal Purchased
by the Portfolio *:		4,911,750 USD


% of Offering Purchased
by the Portfolio:		7.11%


Broker:				Bank of America


Member:				Lehman Brothers


Met Investors Series Trust Neuberger Berman Real Estate Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			Neuberger Berman Real Estate Portfolio


Security:			Great Lakes Dredge & Dock Corp. CUSIP 390607109


Date Purchased:			08/02/07


Price Per Share:		8.0269 USD


Shares Purchased
by the Portfolio *:		198,500


Total Principal Purchased
by the Portfolio *:		1,601,279.65 USD


% of Offering Purchased
by the Portfolio:		7.11%


Broker:				Bank of America


Member:				Lehman Brothers


Met Investors Series Trust Neberger Berman Real Estate Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			Neberger Berman Real Estate Portfolio


Security:			DuPont Fabros Technology CUSIP 26613Q106


Date Purchased:			10/19/07


Price Per Share:		22.0495 USD


Shares Purchased
by the Portfolio *:		82,500


Total Principal Purchased
by the Portfolio *:		1,823,208.75 USD


% of Offering Purchased
by the Portfolio:		2.30%


Broker:				UBS Securities LLC


Member:				Lehman Brothers


Met Investors Series Trust Neberger Berman Real Estate Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			Neberger Berman Real Estate Portfolio


Security:			DuPont Fabros Technology CUSIP 26613Q106


Date Purchased:			10/18/07


Price Per Share:		21 USD


Shares Purchased
by the Portfolio *:		517,900


Total Principal Purchased
by the Portfolio *:		10,875,900 USD


% of Offering Purchased
by the Portfolio:		2.30%


Broker:				UBS Securities LLC


Member:				Lehman Brothers


Met Investors Series Trust Neberger Berman Real Estate Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			Neberger Berman Real Estate Portfolio


Security:			DuPont Fabros Technology CUSIP 26613Q106


Date Purchased:			10/18/07


Price Per Share:		21 USD


Shares Purchased
by the Portfolio *:		2,500


Total Principal Purchased
by the Portfolio *:		52,500 USD


% of Offering Purchased
by the Portfolio:		2.30%


Broker:				UBS Securities LLC


Member:				Lehman Brothers


Met Investors Series Trust Neberger Berman Real Estate Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/07 through 12/31/07


Portfolio:			Neberger Berman Real Estate Portfolio


Security:			DuPont Fabros Technology CUSIP 26613Q106


Date Purchased:			10/19/07


Price Per Share:		22.774 USD


Shares Purchased
by the Portfolio *:		413,000


Total Principal Purchased
by the Portfolio *:		9,426,312 USD


% of Offering Purchased
by the Portfolio:		2.30%


Broker:				UBS Securities LLC


Member:				Lehman Brothers